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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 29, 2007

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                                 iPAYMENT, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    000-50280
                            (Commission File Number)

                                   62-1847043
                     (I.R.S. Employer Identification Number)

                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
              (Address and zip code of principal executive offices)

                                 (615) 665-1858
              (Registrant's telephone number, including area code)

                                       N/A
              (Name or former address if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
               registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL AGREEMENT

Sponsorship Agreement

     On January 29, 2007, iPayment, Inc. (the "Registrant") entered into a Sponsorship Agreement (the "Sponsorship Agreement") with First Data Merchant Services Corporation ("FDMS") and Wells Fargo Bank, N.A. (the "Bank", and together with FDMS, "Servicers"). Under the Sponsorship Agreement, the Servicers agree to provide services to the Registrant in connection with the Registrant's credit and debit card processing for merchants. Ongoing fees payable to Servicers by the Registrant are measured principally as a percentage of bank card sales volume cleared by Servicers. The Bank agrees to sponsor the Registrant as an independent service organization for Visa, as a member service provider for MasterCard and, as required, for all other bank card associations. Furthermore, to the extent required by any other bank card associations, the Bank will sponsor for registration with Visa and/or MasterCard those other member service providers, independent contractors, subsidiaries and marketing representatives utilized by the Registrant and approved by Servicers. The Registrant is required to use reasonable efforts to ensure that merchant applications are accurate and complete and, generally, to perform underwriting and credit review of merchants. The Registrant is responsible for complying with applicable laws and bank card association rules, and for providing all promotional materials at its own expense.

     The Sponsorship Agreement is non-exclusive and the Registrant is not obligated to pay any minimum fee or utilization commitment to the Servicers. The Agreement contains standard representations and warranties by the Registrant, including good standing, authority and compliance with applicable law. The parties agree to mutually indemnify each other for losses relating to the agreement. The initial term of the Sponsorship Agreement is June 30, 2010 and it thereafter automatically continues in effect until either party provides six months prior written notice of termination.

Service Agreement Amendment

     On January 29, 2006, the Registrant entered into a Sixth Amendment to Service Agreement, dated as of July 1, 2002, as amended by amendments dated October 25, 2002, November 27, 2002, January 8, 2004 and July 11, 2005, with FDMS (the "Amendment"). The Amendment sets forth a new schedule of fees charged by FDMS to Registrant for processing services and extends the term of the Service Agreement to June 30, 2010. Further, the Registrant is no longer liable for payments that would have been due under former provisions of the Service Agreement in the event that FDMS terminated the Service Agreement under certain circumstances prior to the expiration of the term of the Service Agreement.

     Under the terms of the Amendment, the Registrant is solely responsible for monitoring and interpreting legal requirements related to the transaction card business, determining the various methods of compliance with such requirements, and maintaining an ongoing compliance program. FDMS is solely responsible for compliance with laws and other governmental requirements applicable to FDMS as a third party provider of data processing services, except that FDMS will not be responsible for a legal violations resulting from actions FDMS carried out according to the Registrant's instructions. The Amendment also clarifies that FDMS has no legal or equitable right to the Registrant's customer accounts.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  iPAYMENT, INC.


                                                  By: /s/ Clay M. Whitson
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                                                  Name:  Clay M. Whitson
                                                  Title: Chief Financial Officer

Dated:  February 2, 2007

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